UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VYREX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

VYREX CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date:	Friday, September 23, 2005

Time:	10:00 a.m., Pacific time

Place:	Vyrex Corporation
2159 Avenida de la Playa
La Jolla, California 92037

To our Stockholders:

You are cordially invited to attend a special meeting of stockholders of Vyrex Corporation to consider and act upon the following matters:

1.	To approve and adopt an Agreement and Plan of Merger providing for the merger of Vyrex Corporation into its newly formed wholly-owned subsidiary, Vyrex (Delaware) Corporation, a Delaware corporation, for the purpose of changing the company’s state of incorporation from Nevada to Delaware; and

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing matters are more fully described in the proxy statement accompanying this notice.

Stockholders of record at the close of business on September 2, 2005, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and at any adjournments thereof.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed to vote by mail. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so.

Only stockholders and persons holding proxies from stockholders may attend the meeting. If you plan to attend, please bring a photo ID. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a recent brokerage statement, proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares.

By Order of the Board of Directors

G. Dale Garlow

President and Chief Executive Officer

2159 Avenida de la Playa

La Jolla, California 92035

(858) 454-4446

September 13, 2005

VYREX CORPORATION

2159 Avenida de la Playa

La Jolla, California 92035

PROXY STATEMENT

We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Vyrex Corporation, a Nevada corporation (the “Company” or “we,” “our,” or “us”), for use at the special meeting of stockholders to be held on Friday, September 23, 2005, at 10:00 a.m. Pacific time, at the Corporate Offices of the Company, 2159 Avenida de la Plaza, La Jolla, California 92037, and at any adjournment thereof (the “Special Meeting”). We expect to mail this proxy statement and the enclosed proxy card on or about September 13, 2005 to all stockholders entitled to vote at the Special Meeting.

VOTING INFORMATION

Who can vote?

You may vote if you were a stockholder of record as of the close of business on September 2, 2005. This date is known as the record date. You are entitled to one vote for each share of common stock you held on that date on each matter presented at the Special Meeting. As of September 2, 2005, approximately [            ] shares of our common stock, par value $0.001 per share, were issued and outstanding.

How many votes are needed to hold the Special Meeting?

To take any action at the Special Meeting, a majority of our outstanding shares of common stock entitled to vote as of September 2, 2005, must be represented, in person or by proxy, at the Special Meeting. This is called a quorum.

What is a proxy?

A “proxy” allows someone else to vote your shares on your behalf. Our Board of Directors is asking you to allow the people named on the proxy card (G. Dale Garlow and Dr. Sheldon Hendler) to vote your shares at the Special Meeting.

How do I vote by proxy?

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Special Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. To vote by proxy, please follow the instructions on the enclosed proxy card.

If you vote by proxy, your shares will be voted at the Special Meeting in the manner you indicate. If you vote by mail and return a signed proxy card with no specific instructions, your shares will be voted as the Board of Directors recommends.

Can I change my vote after I submit my proxy?

Yes. You can change or revoke your proxy at any time before it is voted by submitting another proxy with a later date. You may also send a written notice of revocation to Vyrex Corporation, 2159 Avenida de la Playa, La Jolla, California 92037, Attention: Mr. G. Dale Garlow, President.

Can I vote in person at the Special Meeting instead of voting by proxy?

Yes. However, we encourage you to vote your shares at your earliest convenience to ensure that your shares are represented and voted. If you vote your shares by proxy and later decided you would like to attend the meeting and vote your shares in person, you will need to provide a written notice of revocation to the secretary of the meeting before your proxy is voted.

How are votes counted?

Except as noted, all proxies received will be counted in determining whether a quorum exists and whether we have obtained the necessary number of votes on each proposal. An abstention from voting will be used for the purpose of establishing a quorum, and will be considered a vote “against” a proposal. A broker non-vote will also be used for the purpose of establishing a quorum, but will not otherwise be counted in the voting process. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Special Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

How many votes are required to approve the proposal?

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Special Meeting is required to approve the proposal.

As of September 2, 2005, our executive officers and directors held of record or beneficially approximately [            ] shares, or [    ]%, of our issued and outstanding common stock. Our executive officers and directors have indicated their intention to vote “for” each of the proposals described in this proxy statement.

Who pays for this proxy solicitation?

We will pay the cost of soliciting proxies for the Special Meeting, including the costs of preparing, assembling and mailing the proxy materials. We will provide copies of proxy materials to fiduciaries, custodians and brokerage houses to forward to the beneficial owners of shares held in their name. We may reimburse such fiduciaries, custodians and brokers for their costs in forwarding the proxy materials.

In addition to the solicitation of proxies by mail, certain of our officers and other employees may also solicit proxies personally or by telephone, facsimile, telegram or other means. No additional compensation will be paid to these individuals for any such services. We have also retained Mellon Investor Services LLC to help us solicit proxies for an estimated fee of approximately $4,500.

STOCK HOLDINGS OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth information on the beneficial ownership of our common stock by executive officers and directors, as well as stockholders who are known by us to own beneficially more than 5% of our common stock, as of September [    ], 2005.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership[2]		Percent of Common Stock Outstanding[3]
G. Dale Garlow Director, President and Treasurer	[	][4]	[	]%

Sheldon S. Hendler, Ph.D., M.D. Director and Secretary	[	][5]	[	]%

Richard G. McKee, Jr. Director	[	][6]	[	]%

Tom K. Larson, Jr. Director	[	][7]	[	]%

Michael L. Eagle Director	[	][8]	[	]%

All directors and executive officers as a group (five persons)	[	][9]	[	]%

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

[1]	A person is considered to beneficially own any shares: (i) over which the person exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner's spouse or children.
[2]	Shares of our common stock underlying options that are exercisable as of September [ ], 2005 or within 60 days of September [ ], 2005 are considered outstanding for purposes of computing the percentage shown but are not considered outstanding for any other purpose. As of September [ ], 2005, there were [ ] shares of common stock outstanding and [ ] shares underlying options that are exercisable or that will become exercisable within 60 days of September [ ], 2005.
[3]	Includes [ ] shares underlying options that are exercisable.
[4]	Includes [ ] shares underlying options that are exercisable.
[5]	Includes [ ] shares underlying options that are exercisable.
[6]	Includes [ ] shares underlying options that are exercisable.
[7]	Includes [ ] shares underlying options that are exercisable.
[8]	Includes [ ] shares underlying options that are exercisable.

PROPOSAL 1

APPROVAL OF AN AGREEMENT AND PLAN OF MERGER TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM NEVADA TO DELAWARE

Introduction

For the reasons set forth below, our Board of Directors (“Board”) has determined that it would be in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Nevada to Delaware. Accordingly, the Board has approved the incorporation of a wholly owned subsidiary of the Company in the state of Delaware and the subsequent merger of the Company with and into the subsidiary, in which the subsidiary will acquire all of the assets and assume all of the liabilities of the Company and shall be the surviving corporation (“Proposed Reincorporation”). Throughout this section of the proxy statement, the Company as currently incorporated in Nevada will be referred to as “Vyrex-Nevada” and the Company as reincorporated in Delaware (which reincorporation is subject to approval of the Proposed Reincorporation by the stockholders at the Special Meeting) will be referred to as “Vyrex-Delaware.” The Board caused the formation of Vyrex-Delaware as a wholly owned subsidiary of the Company for the sole purpose of the Proposed Reincorporation. The only activities that Vyrex-Delaware will engage in before the Proposed Reincorporation will be formation and organizational matters.

You are urged to read carefully this section of the proxy statement in its entirety, including the related exhibits referenced below and attached to this proxy statement, before voting on the Proposed Reincorporation.

Method of Reincorporation

The Proposed Reincorporation will be effected by merging Vyrex-Nevada into a newly formed Delaware corporation that is a wholly owned subsidiary of Vyrex-Nevada (“Merger”) pursuant to an Agreement and Plan of Merger in the form attached hereto as Exhibit A (“Merger Agreement”). Upon completion of the Merger, Vyrex-Nevada, as a corporate entity, will cease to exist and Vyrex-Delaware will succeed to the assets and liabilities of Vyrex-Nevada and will continue the business of the Company under its current name, “Vyrex Corporation.”

No Change in Business, Management, Board Members, Assets, Liabilities or Location of Principal Facilities

The Proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this proxy statement. The Proposed Reincorporation will not result in any change in the name, business, management, board of directors, fiscal year, assets, liabilities or location of the principal facilities of the Company. The directors elected at the stockholders’ meeting to serve on the Board of Vyrex-Nevada will become the directors of Vyrex-Delaware. Any employee benefit or stock option plans of Vyrex-Nevada will become Vyrex-Delaware plans. Stockholders should note that approval of the Proposed Reincorporation will also constitute approval of these plans continuing as Vyrex-Delaware plans. Other employee benefit arrangements of Vyrex-Nevada will also be continued by Vyrex-Delaware upon the terms and subject to the conditions currently in effect.

Effective Date of Merger

The Proposed Reincorporation has been approved by the members of the Board of Directors. If approved by the stockholders, as promptly as practicable thereafter, duly authorized officers of Vyrex-Nevada and Vyrex-Delaware will make and execute Articles of Merger and a Certificate of Merger and will cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of Delaware, respectively. The effective date of the Merger will be the date on which the Merger becomes effective under the laws of Nevada or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later (“Effective Date”). As described in the Merger Agreement, if before the Effective Date the Board determines that circumstances have arisen that make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement, the Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board either before or after stockholder approval has been obtained (except that the principal terms may not be amended without obtaining further stockholder approval).

Change in Capital Structure Resulting From Proposed Reincorporation

Our authorized capital stock currently consists of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, both with a par value of $0.001 per share. As of September 2, 2005, we had 8,492,867 shares of common stock outstanding. There were no shares of preferred stock outstanding. In addition, as of September 2, 2005, we had outstanding warrants to acquire [            ] shares of Vyrex-Nevada’s common stock and options to acquire [            ] shares of Vyrex-Nevada’s common stock.

The authorized stock of Vyrex-Delaware consists of 200,000,000 shares of common stock and 50,000,000 shares of preferred stock, both with a par value of $0.0001 per share. There is one share of common stock outstanding held by Vyrex-Nevada and no shares of preferred stock outstanding. There are no outstanding options or warrants.

As provided in the Merger Agreement, each then outstanding share of Vyrex-Nevada common stock, $0.001 par value per share, will be automatically converted into 0.12 of a share of Vyrex-Delaware common stock, $0.0001 par value per share, on the Effective Date of the Merger, resulting in approximately 1,019,144 shares of common stock outstanding after the Merger. Any fractional share of Vyrex-Delaware’s common stock resulting from the foregoing conversion will be rounded up to the next whole number. Any outstanding option or warrant issued by Vyrex-Nevada also will automatically be converted into an equivalent option or warrant to purchase or acquire, upon the same terms and conditions, the number of shares of common stock of Vyrex-Delaware equal to the number of shares of Vyrex-Delaware the holder would have received on the Effective Date of the Merger if the holder had exercised any such option or warrant in full immediately prior to the Effective Date of the Merger, and the exercise price per share under each such option or warrant shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger divided by 0.12, unless otherwise provided in the instrument granting the option or warrant

Exchange of the Stock

Please do not send in any of your stock certificates representing shares of the Company’s common stock, as it will not be necessary for you to exchange your existing Vyrex-Nevada stock certificates for Vyrex-Delaware stock certificates. You may, however, upon approval of the Proposed Reincorporation by stockholders, request that your certificates be exchanged if you so choose. Delivery of Vyrex-Nevada common stock certificates will constitute delivery for transactions in shares of Vyrex-Delaware common stock after the effective date of the Merger. Following the Merger, each stock certificate representing issued and outstanding shares of common stock of Vyrex-Nevada will represent a number of shares of common stock of Vyrex-Delaware equal to 0.12 multiplied by the number of shares such certificate currently represents, rounded up to the nearest whole share.

Transferability of Shares

Vyrex-Nevada common stock is traded on the over-the-counter market with quotations published on the NASD OTC Bulletin Board under the symbol “VYRX” and, after the Merger, Vyrex-Delaware common stock will continue to be traded on the over-the-counter market with quotations published on the NASD OTC Bulletin Board under the same symbol as the shares of Vyrex-Nevada common stock are currently traded, and the shares of Vyrex-Delaware common stock will continue to be represented by the same CUSIP number as that is currently used for Vyrex-Nevada common stock. There will be no interruption in the trading of the Company’s common stock as a result of the Proposed Reincorporation.

Stockholders whose shares of our common stock are freely tradable before the Proposed Reincorporation will own shares of Vyrex-Delaware common stock that are freely tradable after the Proposed Reincorporation. Similarly, any stockholders holding securities with transfer restrictions before the Proposed Reincorporation will hold securities of Vyrex-Delaware that have the same transfer restrictions after the Proposed Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold Vyrex-Delaware stock certificates will be deemed to have acquired their shares on the date they originally acquired their Vyrex-Nevada shares.

Charter and Bylaws

The Proposed Reincorporation includes the ratification and approval of the certificate of incorporation and bylaws for Vyrex-Delaware (the “Delaware Charter” and “Delaware Bylaws,” respectively), which will replace the current articles of incorporation and bylaws of Vyrex-Nevada (the “Nevada Charter” and “Nevada Bylaws,” respectively). As a Delaware corporation, Vyrex-Delaware is subject to the Delaware General Corporation Law (“Delaware corporate law). Vyrex-Nevada is subject to the corporation laws of Nevada set out in the Nevada Revised Statutes (“Nevada corporate law”). Copies of the Delaware Charter and Delaware Bylaws are attached to this proxy statement as Exhibits B and C, respectively. Copies of the Nevada Charter and Nevada Bylaws are included as exhibits to our filings with the United States Securities and Exchange Commission and also are available for inspection during regular business hours at our Corporate Offices. Copies will also be sent to stockholders, without charge, upon request. Please see “Significant Changes Caused by the Proposed Reincorporation” below for a summary of the changes resulting from the Proposed Reincorporation and some similarities and important differences in the rights of our stockholders before and after the Proposed Reincorporation.

Accounting Treatment

In accordance with generally accepted accounting principles, we expect that the Proposed Reincorporation will be accounted for as a reorganization of entities under common control and recorded at historical cost.

The discussion below is qualified in its entirety by reference to the Merger Agreement, the Delaware Charter and the Delaware Bylaws, and by the applicable provisions of Nevada corporate law and Delaware corporate law.

Principal Reasons For the Proposed Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or have chosen to reincorporate in Delaware, in a manner similar to that proposed by the Company. While as explained herein there are not significant differences between Delaware corporate law and Nevada corporate law, because of Delaware’s prominence as the state of incorporation for many major corporations, there is greater certainty in application and interpretation of Delaware corporate law because the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. The Board believes this relative certainty could provide us with greater predictability with respect to corporate legal matters and potentially improve our ability to attract and retain qualified directors and officers and facilitate investor recognition.

In addition to what the Board believes to be the benefits of Delaware corporate law, the Board also believes the Proposed Reincorporation and the corresponding change in the Company’s capitalization will make the Company more attractive to potential financing partners and/or to other third parties as a potential merger candidate. We have had discussions with certain entities about the possibility of a merger with the Company. In at least one instance, further negotiations were conditioned by the other party on our moving forward with reincorporation in Delaware and revision of our capital structure. While we do not have a financing or merger agreement with anyone at this time nor do we have a commitment from anyone to consummate a merger or other transaction if we were to reincorporate in Delaware and revise our capital structure, the Board believes the Proposed Reincorporation would better position the Company to pursue such opportunities.

Significant Changes Caused by the Proposed Reincorporation

In general, the Company’s corporate affairs are presently governed by the corporate law of Nevada, the Company’s state of incorporation, the Nevada Charter and the Nevada Bylaws, which have been adopted pursuant to Nevada law. Following the Merger, issues of corporate governance and control would be controlled by Delaware, rather than Nevada, corporate law. The Nevada Charter and Nevada Bylaws will, in effect, be replaced by the Delaware Charter and the Delaware Bylaws.

The following briefly summarized some of the changes resulting from the Proposed Reincorporation and the significant differences between Nevada corporate law and Delaware corporate law and does not purport to be a complete statement of such laws.

Charter and Capital Structure

In general, the Nevada Charter and the Delaware Charter are substantially similar. They differ primarily with respect to the authorized stock. Please refer to “Change in Capital Structure Resulting From Proposed Reincorporation” above.

Fiduciary Duties of Directors

Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve, as well as their stockholders.

With respect to fiduciary duties, Nevada corporate law may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

Delaware corporate law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders. Nevada corporate law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

Under Delaware corporate law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, however, if a preponderance of the evidence shows that the directors’ decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure and that measure must be reasonable in relation to the perceived threat posed by the change in control. Under Nevada corporate law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada corporate law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders’ right to vote for or remove directors.

Anti-Takeover Laws

Section 203 of the Delaware General Corporation Law contains certain “anti-takeover” provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Vyrex-Delaware has not elected to opt out of the provisions of Section 203. Section 203 precludes a corporation from engaging in any “business combination” with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

•	the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

•	after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

•	at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation’s stock if it was as a result of action taken solely by the corporation.

Nevada corporate law contains certain “anti-takeover” provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Vyrex-Nevada did not elect to opt out of any of these provisions. Nevada corporate law precludes a corporation from engaging in any “business combination” with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

Dividend Rights and Repurchase of Shares

Under Delaware corporate law, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware corporate law applies different tests to the payment of dividends and the repurchase of shares. Delaware corporate law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

Under Nevada corporate law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

•	the corporation would be unable to pay its debts as they become due in the usual course of business; or

•	the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

The board of directors of a Nevada corporation may base the above determination on: financial statements prepared on the basis of accounting principals, fair valuation, including without limitation unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

Liability of Directors and Officers

Delaware corporate law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

•	a breach of the duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware corporate law; or

•	any transaction from which the director derived an improper personal benefit.

The Delaware Bylaws and the Delaware Charter each include provisions which limit the liability of directors of Vyrex-Delaware to the maximum extent permitted by law.

Nevada corporate law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of the state of Nevada, and there is no restriction on a corporation’s ability to limit the personal liability of a director or officer to the corporation. Under Nevada corporate law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

•	his act or failure to act constituted a breach of his fiduciary duties; and

•	his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

The Nevada Charter provides that Vyrex-Nevada’s directors and officers shall not be personally liable for monetary damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Nevada corporate law.

Indemnification of Directors and Officers

Both Delaware and Nevada, in a substantially similar matter, permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful. Both Vyrex-Nevada and Vyrex-Delaware provide for such indemnifications under their respective charters and bylaws.

Annual Meetings

Under Delaware corporate law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Under Nevada corporate law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

Adjournment of Stockholder Meetings

Under Delaware corporate law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Under Nevada corporate law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

Amendments to Bylaws

Under Delaware corporate law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders shall not be divested or limited where the board of directors also has such power.

Nevada corporate law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada corporate law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation if the stockholders do not. Stockholders nevertheless retain the right to adopt bylaws superseding those adopted by the board of directors.

Interested Director Transactions

Under Delaware corporate law, contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware corporate law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

Nevada corporate law does not automatically void contracts or transactions between a corporation and one of the corporation’s directors. Under Nevada corporate law, a contract or transaction may not be voided solely because:

•	the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

•	an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

•	the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Instead, under Nevada corporate law, contracts or transactions such as those described above are permissible if:

•	the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approves, or ratifies the contract or transaction in good faith by a vote without counting the vote of the interested director; or

•	the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or

•	the fact that the contract or transaction will prove to be in the interested director’s financial interest is unknown to the interested director at the time it is brought before the board of directors; or

•	the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Removal of Directors

Under Delaware corporate law, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors. However, if the corporation has a classified board, such as Vyrex-Delaware, directors may only be removed without cause if the certification of incorporation so provides.

A director of a Nevada corporation or the entire board of directors may be removed with or without cause during their term of office only by a vote of two-thirds of the voting power of the then outstanding shares entitled to vote in an election of directors.

Stockholders’ Rights to Examine Books and Records

Delaware corporate law provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation’s books and records for a proper purpose reasonably related to such person’s interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order.

Nevada corporate law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders’ list, articles of incorporation or bylaws, if the stockholder gives at least five business days’ prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders’ lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation’s outstanding shares the right, upon at least five days’ written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

Duration of Proxies

Under Delaware corporate law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada corporate law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax. After the Merger is accomplished, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Certain Federal Income Tax Consequences of the Proposed Reincorporation

The following is a discussion of certain federal income tax consequences to holders of Vyrex-Nevada common stock who receive shares of Vyrex-Delaware common stock in exchange for their Vyrex-Nevada stock as a result of the Proposed Reincorporation. It is based on the Internal Revenue Code of 1986, as amended (“Code”), laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. No state, local or foreign tax consequences are addressed herein.

This discussion is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. In view of the varying nature of such tax consequences, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Proposed Reincorporation, including the applicability of federal, state, local or foreign tax laws.

Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, the Proposed Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code. Assuming the Proposed Reincorporation qualifies as a tax-free reorganization, no gain or loss will be recognized by the holders of shares of Vyrex-Nevada common stock (other than those who seek their statutory appraisal rights) as a result of the consummation of the Proposed Reincorporation. Each former holder of shares of Vyrex-Nevada common stock will have the same aggregate tax basis in the shares of Vyrex-Delaware common stock received by such person in the Proposed Reincorporation as such holder had in the shares of Vyrex-Nevada common stock held by such person at the time of consummation of the Proposed Reincorporation and each such stockholder’s holding period with respect to such shares of Vyrex-Delaware common stock will include the period during which such holder held the corresponding shares of Vyrex-Nevada common stock, provided the latter were held by such person as capital assets at the time of the consummation of the Proposed Reincorporation.

The Company has not requested a ruling from the Internal Revenue Service (“IRS”) or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code of 1986, as amended (“Code”). A successful IRS challenge to the tax-free status of the Proposed Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Vyrex-Nevada common stock exchanged in the Proposed Reincorporation equal to the difference between the stockholder’s basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the shares of Vyrex-Delaware common stock received in exchange therefor. In such event, a stockholder’s aggregate basis in the shares of Vyrex-Delaware common stock received in the exchange would equal their fair market value on such date, and the stockholder’s holding period for such shares would not include the period during which the stockholder held shares of Vyrex-Nevada common stock.

State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. You should consult your own tax advisors as to the effect of the Proposed Reincorporation under applicable federal, state, local, or foreign income tax laws.

The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Vyrex-Delaware should succeed without adjustment to the federal income tax attributes of Vyrex-Nevada.

Appraisal Rights and Procedures

Under Sections 92A.300 to 92A. 500, inclusive, of the Nevada Revised Statutes, any holder of our common stock who does not wish to become a stockholder of Vyrex-Delaware may seek to receive the appraised value (exclusive of any element of value arising from the accomplishment or expectation of the Proposed Reincorporation) for his or her shares of our common stock, judicially determined, in cash, together with a fair rate of interest, if any, provided that the stockholder fully complies with the provisions of Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes. If, however, holders of more than 2% or our outstanding common stock exercise their appraisal rights, we have the right to terminate the Proposed Reincorporation.

Ensuring the perfection of your appraisal rights can be complicated. The procedural rules are specific and must be followed precisely. Failure to comply with the procedure may cause a termination or waiver of your appraisal rights. The information herein is only a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. Please review Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes for the complete procedure. We will not give you any notice other than as described in this proxy statement and as required by the Nevada Revised Statutes. A copy of Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes is attached hereto as Exhibit D.

Any stockholder wanting to exercise dissenters’ rights must deliver written notice to the Company, before the date of the Special Meeting, or at the Special Meeting before the Merger Agreement is voted upon, stating that the stockholder intends to demand payment for his, her or its shares of Company common stock if the Proposed Reincorporation is approved (Section 92A.420.1(a) of the Nevada corporate law). In addition, the stockholder must not vote his, her or its shares in favor of the Proposed Reincorporation (Section 92A.420.1(b) of the Nevada corporate law). Notices transmitted before the meeting should be addressed to Vyrex Corporation, 2159 Avenida de la Plaza, La Jolla, California 92037, Attention: Mr. G. Dale Garlow, President. At the Special Meeting, notices may be handed to Mr. Garlow. Stockholders who vote in favor of the Proposed Reincorporation will be deemed to have waived their dissenter’s rights.

A stockholder whose shares of Company common stock are held in “street name” or in the name of anyone other than the stockholder must obtain written consent from the person or firm in whose name the shares are registered, allowing the stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to the Company no later than the time that dissenter’s rights are asserted (Section 92A.400.2(a) of the Nevada corporate law). Also, the dissent must be asserted as to all shares of Company common stock that the stockholder beneficially owns or has power to vote at the Special Meeting (Section 92A.400.2(b) of the Nevada corporate law).

Any stockholder who does not complete the requirements of Sections 92A.400 and 92A.420.1(a) and (b) of the Nevada corporate law as described above is not entitled to payment for his, her or its shares of Company common stock (Section 92A.420.2 of the Nevada corporate law).

If you fail to comply strictly with the procedures described above, you will lose your appraisal rights. Consequently, if you wish to exercise your appraisal rights, we strongly urge you to consult a legal advisor before attempting to exercise your appraisal rights.

What Your Approval of this Proposal Means

If you vote “For” this Proposal 1, you will be approving the following:

•	the change of the state of incorporation of the Company from Nevada to Delaware, which includes important differences in the rights of our stockholders as discussed above;

•	the Merger Agreement, including the 0.12 conversion ratio set forth therein pursuant to which you will receive 0.12 shares of Vyrex-Delaware common stock for each share of Vyrex-Nevada common stock you hold, which will have the effect of reducing the aggregate number of shares of common stock outstanding;

•	the Delaware Charter, including the increase in the authorized capital stock of the Company and the change in the par value of such stock described herein above;

•	the Delaware Bylaws; and

•	the continuation of any employee benefit or stock option plans of Vyrex-Nevada as plans of Vyrex-Delaware.

You should be aware that if a merger or other opportunity arises as discussed under “Principal Reasons for the Proposed Reincorporation,” depending on the nature and structure of any such opportunity, you may or may not have the opportunity to vote on whether the Company should consummate any such transaction. For example, if an opportunity arises that the Board determines to be in the best interest of the Company and its stockholders, the transaction could be structured so as not to require stockholder approval, such as by forming of a wholly owned subsidiary of Vyrex-Delaware and merging into such subsidiary a third party entity. As the sole stockholder of such subsidiary would be Vyrex-Delaware, the Board’s approval of the transaction would be the sole approval required to consummate the transaction. Thus, to the extent the Proposed Reincorporation does in fact make the Company more attractive to potential financing partners and/or to other third parties as a potential merger candidate, your approval of the Proposed Reincorporation and Merger could also indirectly result in the consummation by the Company of such a financing or merger transaction.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 1.

STOCKHOLDER PROPOSALS

Stockholders who wish to submit a proposal for inclusion in our proxy materials to be distributed in connection with next year’s annual meeting must submit their proposal so that we receive it no later than the close of business on February 13, 2006. Any such proposal must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Pursuant to such rule, simply submitting a proposal does not guarantee that it will be included in our proxy materials.

In accordance with our Restated Articles of Incorporation, to be properly brought before a regularly scheduled meeting, a stockholder must deliver timely notice of any matter the stockholder wishes to present. To be timely, we must receive the notice not less than 60 days before the original scheduled meeting date. If we provide less than 70 days’ notice or prior public disclosure of the meeting date, to be timely we must receive the notice not later than the close of business on the 10th day following the earlier of the day on which we mailed notice of the meeting date or the day on which we publicly disclosed the meeting date. To be in proper form, the notice must be in writing and include the specified information set forth in Article Thirteen of our Restated Articles of Incorporation.

All proposals and notices should be sent by certified mail, return receipt requested, to Vyrex Corporation, 2159 Avenida de la Plaza, La Jolla, California 92037, Attn: Dr. Sheldon Hendler, Secretary. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or matter that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment with respect to any such matters.

ADDITIONAL INFORMATION

Documents filed by us with the United States Securities and Exchange Commission may be reviewed and/or obtained through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission’s website at http://www.sec.gov.

La Jolla, California	By Order of the Board of Directors
September 13, 2005

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

(as proposed to be adopted)

THIS AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this “Agreement”) dated as of                     , 2005, is made and entered into by and between Vyrex Corporation, a Nevada corporation (the “Parent”) and Vyrex (Delaware) Corporation, a Delaware corporation (the “Subsidiary”).

RECITALS

A.    The Parent is a corporation organized and existing under the laws of the State of Nevada.

B.    The Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly owned subsidiary of the Parent.

C.    The Parent and the Subsidiary and their respective Boards of Directors deem it advisable and to the advantage, welfare, and best interests of the corporations and their respective stockholders to merge Parent with and into Subsidiary pursuant to the provisions of Nevada Revised Statutes (the “NRS”) and the Delaware General Corporation Law (the “DGCL”) upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Parent shall be merged into the Subsidiary (the “Merger”) upon the terms and conditions hereinafter set forth.

ARTICLE I

PRINCIPAL TERMS OF THE MERGER

1.1    Merger. On the Effective Date (as defined in Section 4.1 hereof), the Parent shall be merged into the Subsidiary, the separate existence of the Parent shall cease and the Subsidiary (following the Merger referred to as the “Surviving Corporation”) shall operate under the name “Vyrex Corporation” by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be 2711 Centerville Road, Suite 400, City of Wilmington, County of Newcastle, and the registered agent in charge thereof shall be Corporation Service Company.

1.2    Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of the Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

1.3    Bylaws of the Surviving Corporation. The Bylaws of the Surviving Corporation shall be the Bylaws of the Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

1.4    Directors and Officers. At the Effective Date of the Merger, the directors and officers of the Subsidiary in office at the Effective Date of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

ARTICLE II

CONVERSION, CERTIFICATES AND PLANS

2.1    Conversion of Shares. At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

(a) Common Stock. Each share of the Parent’s common stock, $0.001 par value per share (the “Parent’s Common Stock”), issued and outstanding immediately prior to the Effective Date of the Merger (except for those shares of the Parent’s Common Stock with respect to which the holders thereof duly exercise their dissenters’ rights under the NRS), by virtue of the Merger and without any action on the part of the holder thereof, shall be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s common stock, $0.0001 par value per share (the “Surviving Corporation’s Common Stock”) multiplied by the Conversion Ratio (as defined below). Any holder’s fractional share of the Surviving Corporation’s Common Stock resulting from the foregoing conversion shall be rounded up to the next whole number. The “Conversion Ratio” shall be a fraction the numerator of which is 12 and the denominator of which is 100.

(b) Options. Each option to acquire shares of the Parent’s Common Sock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Common Stock, which is equal to the number of shares of the Parent’s Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) multiplied by the Conversion Ratio and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger divided by the Conversion Ratio, unless otherwise provided in the instrument granting such option.

(c) Warrants. Each warrant to acquire shares of the Parent’s Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Common Stock which is equal to the number of shares of the Parent’s Common Stock that the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Date of the Merger (whether or not such warrant was then exercisable) multiplied by the Conversion Ratio and the exercise price per share under each of said warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger divided by the Conversion Ratio, unless otherwise provided in the instrument granting such warrant.

(d) Other Rights. Any other right, by contract or otherwise, to acquire shares of the Parent’s Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s Common Stock which is equal to the number of shares of the Parent’s Common Stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) multiplied by the Conversion Ratio and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger divided by the Conversion Ratio, unless otherwise provided in the agreement granting such right.

(e) Each share of the Subsidiary’s Common Stock issued and outstanding immediately prior to the Effective Date of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

2.2    Stock Certificates. After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent’s Common Stock will thereafter be deemed to represent the number of shares of the Surviving Corporation’s Common Stock equal to the number of shares shown on the face of such certificate multiplied by the Conversion Ratio. The holders of outstanding certificates theretofore representing the Parent’s Common Stock will not be required to surrender such certificates to the Parent.

2.3    Employee Benefit and Compensation Plans. At the Effective Date of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, the Parent’s Common Stock, after the Effective Date of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Surviving Corporation’s Common Stock (with all share amounts and purchase or exercise prices being appropriately adjusted by the Conversion Ratio).

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

3.1    Effects of the Merger. At the Effective Date of the Merger, the Merger shall have the effects specified in the NRS, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of the Parent and the Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Parent and the Subsidiary or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

3.2    Additional Actions. If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of the Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The proper officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

ARTICLE IV

APPROVAL BY SHAREHOLDERS; AMENDMENT; EFFECTIVE DATE

4.1    Approval. This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with the NRS and the DGCL. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Nevada and Delaware. The effective date (the “Effective Date”) of the Merger shall be the date on which the Merger becomes effective under the laws of Nevada or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

4.2    Amendments. The Board of Directors of the Parent may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of the Parent shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Parent’s Common Stock, (b) alter or change any term of the Certificate of Incorporation of the Subsidiary, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of the Parent’s Common Stock.

ARTICLE V

MISCELLANEOUS

5.1    Termination. This Agreement maybe terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Nevada and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Boards of Directors of the Parent and the Subsidiary.

5.2    Counterparts. This Agreement maybe executed in any number of counterparts, each of which shall be considered to be an original instrument.

5.3    Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

5.4    Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Nevada shall apply to the Merger where mandated by the NRS.

IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Agreement to be duly executed on the date set forth above.

VYREX CORPORATION, a Nevada corporation

By:
Name:
Title:

VYREX (DELAWARE) CORPORATION, a Delaware corporation

By:
Name:
Title:

EXHIBIT B

DELAWARE CHARTER

CERTIFICATE OF INCORPORATION

OF

VYREX (DELAWARE) CORPORATION

ONE: The name of this corporation is Vyrex (Delaware) Corporation.

TWO: The address of the registered agent for service of process for the corporation is Corporation Service Company, 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware 19808.

THREE: The nature of the business and the purpose for which the corporation is formed are to engage in any lawful act or activity.

FOUR: The corporation is to have perpetual existence.

FIVE: In furtherance and not in limitation of the powers confined by statute, the Board of Directors is expressly authorized to make, alter or repeal the bylaws of the corporation.

SIX: The total number of shares of stock this corporation shall have authority to issue is Two Hundred Fifty Million (250,000,000) shares, divided into two classes of stock designated respectively “Common Stock” and “Preferred Stock”, both of which shall have a par value of $.0001 per share. The number of shares of Common Stock which this corporation shall have authority to issue is Two Hundred Million (200,000,000) shares. The number of shares of Preferred Stock which this corporation shall have authority to issue is Fifty Million (50,000,000) shares.

The Board of Directors of this corporation is authorized, subject to limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereon including, but not limited to, the determination of dividend, voting, liquidation, redemption and conversion rights, preferences and limitations and any other preferences and relative, participating, optional or other special rights. The Board of Directors is also authorized to increase or decrease the number of shares of any series before or after the issue of that series, but not above the total number of authorized and unissued shares of the class or below the number of shares of such series then outstanding.

SEVEN: The Board shall be divided as nearly equal in number as possible into three classes, designated Class I, Class II and Class III. The term of office of Directors of one class shall expire at each meeting of Stockholders at which Directors are elected, and in all cases as to each Director until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of Directors shall be apportioned among the classes as equally as possible. The initial term of office of Directors of Class I shall expire at the first regularly scheduled meeting of Stockholders held after October 1, 2005, at which Directors are elected; that of Class II shall expire at the first regularly scheduled meeting of Stockholders occurring after October 1, 2006, at which Directors are elected; and that of Class III shall expire at the first regularly scheduled meeting of Stockholders occurring after October 1, 2007, at which Directors are elected; and in all cases as to each Director until his or her successor shall be elected and shall qualify, or until his or her earlier resignation, removal from office, death or incapacity. At each meeting of Stockholders at which Directors are elected, the number of Directors equal to the number of Directors of the class whose term expires at the time of such meeting (or, if less, the number of Directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of Stockholders after their election.

EIGHT: Any action required or permitted to be taken at any meeting of Stockholders may be taken only upon the vote of Stockholders at an annual or special meeting duly called and may not be taken by written consent of the Stockholders.

NINE: Special meetings of the Stockholders of the corporation for any purpose or purposes may be called at any time by the Board of Directors of the Corporation. Special meetings of the Stockholders of the corporation may not be called by any other person or persons.

TEN: Newly created directorships resulting from any increase in the number of directors, or vacancies in any existing directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the Class of Directors in which the new directorship was created, or the vacancy occurred, and until such director’s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

ELEVEN: No director of the corporation may be removed except for cause, and the vote of the holders of seventy percent (70%) of the outstanding shares of all classes of capital stock of the corporation entitled to vote generally in the election of directors, considered for this purpose as one class, shall be required to remove a director for cause. Cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted in a court of competent jurisdiction of a felony or has been adjudged by a court of competent jurisdiction to be liable for gross negligence, breach of fiduciary duty, or misconduct in the performance of the director’s obligations to the corporation, and such conviction or adjudication has become final and non-appealable.

TWELVE: (A) No Personal Liability.

A director or officer of the corporation shall not be personally liable to the corporation or its Stockholders for monetary damages for breach of fiduciary duty as a director or officer, except liability for (i) acts or omissions which involve intentional misconduct, fraud or knowing violations of law; or (ii) the payment of distributions in violation of the General Corporation Law of Delaware.

(B) Indemnification.

1. Actions not brought by the Corporation. Each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, legal counsel, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, legal counsel, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified and held harmless to the fullest extent authorized by the General Corporation Law of Delaware, as the same exists or may hereafter be amended, (but in the case of any such amendment only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expenses, liabilities, and loss including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding if he or she acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

2. Each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he or she is or was a director, officer, legal counsel, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, legal counsel, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent authorized by the General Corporation Law of Delaware, as the same exists or may hereafter be amended, (but in the case of any such amendment only to be the extent that such amendment permits the corporation to provide broader indemnification rights that said law permitted the corporation to provide prior to such amendment), against all expenses, liabilities and loss including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification pursuant to this Section (B) 2 may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

The right to indemnification conferred in this Article 12 shall be a contract right and shall include the right to be paid by the corporation any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the General Corporation Law of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of any undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

If a claim under Section (B) 1 of this Article is not paid in full by the corporation within forty five (45) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other that an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of Delaware for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its Stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of Delaware, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its Stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-laws, agreement(s), vote of Stockholders or disinterested directors or otherwise.

The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or lass, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Delaware.

THIRTEEN: At any regularly scheduled meeting of Stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the meeting (a) by, or at the direction of, the board of directors, or (b) by any stock holder of the corporation who complies with the notice procedures set forth in this Article 13. For a proposal to be properly brought before a meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a Stockholder’s notice must be delivered to, or mailed and received at, the principal executive office of the corporation no less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the Stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. A Stockholder’s notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the meeting: (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the corporation’s books, of the Stockholder proposing such business and any other Stockholder known by such Stockholder to be supporting such proposal; (c) the class and number of shares of the corporation’s stock which are beneficially owned by the Stockholder on the date of such Stockholder’s notice and by any other Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder notice; and (d) any financial interest of the Stockholder making the proposal or any other Stockholder known by such Stockholder to be supporting the proposal.

The presiding officer of the meeting shall determine and declare at or before the meeting whether the Stockholder proposal was made in accordance with the terms of this Article 13. If the presiding officer determines that a Stockholder proposal was not made in accordance with the terms of this Article 13, he or she shall so declare at the meeting and any such proposal shall not be acted upon at the meeting.

This provision shall not prevent the consideration and approval or disapproval at the meeting of reports of officers, directors and committees of the Board, but, in connection with such reports, no new business shall be acted upon at such meeting unless stated, filed and received as herein provided.

FOURTEEN: Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of Stockholders called for the purpose of electing directors, by or at the direction of the Board, by any nominating committee or person appointed by the Board, or by any Stockholder of the corporation entitled to vote for the election of directors at the meeting so long as the Stockholder complies with the notice procedures set forth in this Article 14. Such nominations, other than those made by or at the direction of the Board, or by any nominating committee or person appointed by the Board, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a Stockholder’s notice must be delivered to, or mailed and received at, the principal executive office of the corporation not less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the Stockholder, to be timely, must be delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. A Stockholder’s notice to the Secretary shall set forth: (a) as to each person whom the Stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the Stockholder giving notice (i) the name and address, as they appear on the corporation’s books, of the Stockholder and (ii) the class and number of shares of the corporation’s stock which are beneficially owned by the Stockholder on the date of such Stockholder notice. The corporation may require any proposed nominee to furnish such other information as may be required by the corporation in its reasonable discretion, in order to determine the eligibility of such proposed nominee to serve as a director of the corporation.

FIFTEEN: Notwithstanding any other provision of This Certificate of Incorporation, the affirmative vote of the holders of at least seventy percent (70%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend in any respect or repeal this Article 15, or Articles 5, 7, 8, 9, 10, 11, 12, 13, and 14.

SIXTEEN: No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock. Any such issuance of stock or securities convertible into stock shall be as directed by the Board of Directors, upon such terms as in its discretion it shall deem advisable.

SEVENTEEN: The name and mailing address of the incorporator are as follows:

EIGHTEEN: This Corporation reserves the right at any time, and from time to time, to amend, modify or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware. All rights, preferences and privileges of any nature whatsoever conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this      day of                     , 2005.

[ ], Incorporator

EXHIBIT C

BYLAWS OF

VYREX (DELAWARE) CORPORATION

A Delaware Corporation

ARTICLE I. STOCKHOLDERS

Section 1.1    Annual Meetings.

An annual meeting of stockholders shall be held for the election of directors and the transaction of such other proper business as may come before such meeting at such time, date and place, either within or without the State of Delaware, as may be designated by resolution by the Board of Directors from time to time. The Board of Directors may, in its sole discretion, determine that an annual meeting shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211 of the General Corporation Law of the State of Delaware.

Stockholders may act by written consent to elect directors; provided, however, that, if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action.

Section 1.2    Special Meetings.

Special meetings of stockholders for any purpose or purposes may be called at any time in accordance with the provisions of these Bylaws by the President or the Board of Directors. The Board of Directors may postpone or reschedule any previously scheduled special meeting.

Section 1.3    Notice of Meetings.

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

Unless otherwise required by law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given, any notice to stockholders may be given (i) by a form of electronic transmission consented to by the stockholder to whom the notice is given in accordance with the provisions of Section 232 of the General Corporation Law of the State of Delaware, or (ii) by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given in accordance with the provisions of Section 233 of the General Corporation Law of the State of Delaware.

Section 1.4    Adjournments.

Any meeting of stockholders, annual or special, may adjourn from time to time. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5    Quorum; Required Vote.

Except as otherwise provided by law or these Bylaws, at each meeting of stockholders a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in these Bylaws until a quorum shall attend. If no stockholders are present, any officer entitled to preside at, or to act as secretary of, the meeting may adjourn the meeting.

Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote on the election of directors.

Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, where a separate vote by one or more classes or series is required, a majority of the outstanding shares of such class(es) or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class(es) or series present in person or represented by proxy at the meeting at which a quorum is present shall be the act of such class(es) or series.

Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6    Chairman and Secretary of Meetings.

Meeting of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as the secretary of the meeting and record the proceedings of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7    Voting; Proxies.

Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by the stockholder that has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. Such authorization shall be in writing, which may include an electronic transmission, provided that any such transmission sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder, and a copy of such authorization shall be provided to the Secretary of the Corporation or other person appointed to act as secretary of a meeting of stockholders. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation or other person appointed to act as secretary of a meeting of stockholders.

Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election. In the event the Board of Directors or the chairman of the meeting directs that a vote be by written ballot, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

Section 1.8    Fixing Date for Determination of Stockholders of Record.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or any adjournment thereof, shall, unless otherwise required by law, not be more than 60 days nor less than 10 days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than 60 days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed consent setting forth the action to be taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.9    List of Stockholders Entitled to Vote.

The Secretary of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing herein shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days before the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 1.10    No Action by Written Consent.

Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly called and may not be taken by written consent of the stockholders.

Section 1.11    Conduct of Meeting.

The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.12    Advance Notice of Stockholder Business.

At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder in accordance with the procedures set forth in the Corporation’s Certificate of Incorporation.

Section 1.13    Notice of Stockholder Nominees.

Only persons who are nominated in accordance with the procedures set forth in the Corporation’s Certificate of Incorporation.

ARTICLE II. BOARD OF DIRECTORS

Section 2.1    General Powers.

The property, business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 2.2    Number; Qualifications.

The number of directors of the Corporation shall be no more than seven (7). The number of directors may be changed only by an amendment to this section of these by-laws adopted by seventy-five percent (75%) of the outstanding classes of capital stock of the Corporation entitled to vote, voting at a stockholder meeting noticed for that purpose.

Section 2.3    Election; Term of Office.

The Board of Directors shall initially consist of the persons named as directors by the incorporator, and each director so named shall hold office until the first annual meeting of stockholders or until his or her successor is elected and qualified or until he or she resigns or is removed in the manner provided below. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors, each of whom shall hold office until his or her successor is elected and qualified or until he or she resigns or is removed in the manner provided below.

Section 2.4    Resignations.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors or to any Chief Executive Officer, President or Secretary of the Corporation. Any notice given by electronic transmission must set forth or be submitted with information from which it can be determined that the transmission was authorized by the director. Any resignation by a director shall take effect at the time specified in the notice of resignation, or, if no time is specified therein, immediately upon receipt of such notice. Acceptance of a resignation shall not be necessary to make it effective.

Section 2.5    Removals.

Any director or the entire Board of Directors may be removed only in accordance with the procedures set forth in the Corporation’s Certificate of Incorporation.

Section 2.6    Vacancies.

Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by the affirmative vote of a majority of the remaining directors, although such majority is less than a quorum. Each director so elected shall hold office until his or her successor is elected and qualified or until he or she resigns or is removed in the manner provided herein.

Section 2.7    Regular Meetings.

Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given. The Board of Directors shall hold a regular meeting as promptly as practicable after each annual meeting of stockholders for the purpose of electing officers and transacting any other business.

Section 2.8    Special Meetings.

Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chief Executive Officer, if any, or the President, or the Secretary, or by any director. Notice of the time and place of any special meeting shall be given in person or by telephone, telegraph, facsimile or other means of electronic transmission by the person or persons calling the meeting to each director at least 48 hours before the time of the special meeting, or by mail, addressed to the director at his or her principal residence or place of business, at least five days before the day on which the special meeting is to be held. The notice of special meeting need not set forth the purpose of such meeting.

Section 2.9    Telephonic Meetings Permitted.

Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

Section 2.10    Quorum; Vote Required.

At all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of any business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.11    Adjournment.

A majority of the directors present at any meeting, whether or not a quorum, may adjourn any meeting to another time and place. Notice of any adjournment need not be given.

Section 2.12    Chairman and Secretary of Meetings.

Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as the secretary of the meeting and record the proceedings of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.13    Action by Written Consent.

Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any consent given by electronic transmission must set forth or be submitted with information from which it can be determined that the transmission was authorized by the director.

Section 2.14    Compensation.

The Board of Directors shall have the authority to fix the compensation of the directors, which may include reimbursement of expenses incurred by directors to attend any meeting of the Board of Directors or any committee thereof. Nothing herein shall preclude any director from serving the Corporation or any subsidiary of the Corporation in any other capacity and receiving compensation therefore.

Section 2.15    Committees.

The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not the member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and to the extent permitted by law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article II. Each committee designated by the Board of Directors shall keep written minutes of its meetings and report the same to the Board of Directors at the next regular meeting of the Board of Directors.

Section 2.16    Interested Directors; Quorum.

No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, limited liability company, association or other entity in which one or more of its directors or officers are directors, officers, partners, members or managers, or have a financial interest, shall be void or voidable solely for such reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee that authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

ARTICLE III. OFFICERS

Section 3.1    Number.

The Board of Directors shall elect a President and a Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers, and a Chief Financial Officer. Any number of offices may be held by the same person.

Section 3.2    Election; Term of Office.

Each officer elected by the Board of Directors pursuant to Section 3.1 of these Bylaws shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election or until his or her successor is elected and qualified or until he or she resigns or is removed in the manner provided below.

Section 3.3    Resignations.

Any officer may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors or to the Secretary of the Corporation. Any notice given by electronic transmission must set forth or be submitted with information from which it can be determined that the transmission was authorized by the officer. Any resignation by an officer shall take effect at the time specified in the notice of resignation, or, if no time is specified therein, immediately upon receipt of such notice. Acceptance of a resignation shall not be necessary to make it effective.

Section 3.4    Removal.

Any officer may be removed, with or without cause, at any time by the Board of Directors, but such removal shall be without prejudice to any contractual rights of such officer with the Corporation.

Section 3.5    Vacancies.

Any vacancy occurring in any office of the Corporation for any cause may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

Section 3.6    Powers and Duties.

The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

Section 3.7    Compensation.

The Board of Directors shall have the authority to fix the compensation of the officers from time to time. Nothing herein shall preclude any officer from serving the Corporation or any subsidiary of the Corporation in any other capacity, including as a director, and receiving compensation therefore.

ARTICLE IV. INSURANCE

The Board of Directors may, but is not required to, buy and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under Section 145 of the General Corporation Law of the State of Delaware.

ARTICLE V. STOCK

Section 5.1    Certificates.

The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board or Vice Chairman of the Board, if any, or the President or any Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have the power to issue a certificate in bearer form. If the Corporation is authorized to issue more than one class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth on the back of any certificate issued by the Corporation representing such class or series of stock. Within a reasonable time after the issuance or transfer of un-certificated stock, the Corporation shall send to the registered owner thereof a written notice containing such information or statement.

Section 5.2    Registered Holders.

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of such shares for all purposes as regards the Corporation. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Section 5.3    Lost, Stolen or Destroyed Certificates.

The Corporation may issue a new certificate of stock in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI. MISCELLANEOUS

Section 6.1    Fiscal Year.

The fiscal year of the Corporation shall be determined from time to time by resolution of the Board of Directors.

Section 6.2    Seal.

The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 6.3    Form of Records.

Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 6.4    Waiver of Notice of Meetings of Stockholders, Directors and Committees.

Whenever notice is required to be given, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission.

Section 6.5    General Corporation Law.

All references herein to a specific section of the General Corporation Law of the State of Delaware shall also include any successor provision. In the event of any conflict between the provisions of these Bylaws and the provisions of the General Corporation Law of the State of Delaware, such provisions of the General Corporation Law of the State of Delaware shall control.

CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify that:

1. I am the duly elected and acting Secretary of Vyrex (Delaware) Corporation, a Delaware corporation; and

2. The foregoing Bylaws, consisting of 12 pages, are a true and correct copy of the Bylaws of said Corporation as of the date hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation as of this [    ] day of [                    ], 20[        ].

[ ]
[ ], Secretary

EXHIBIT D

NEVADA REVISED STATUTES

SECTIONS 92A.300 THROUGH 92A.500

RIGHTS OF DISSENTING STOCKHOLDERS

92A.300.Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305.“Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310.“Corporate action” defined. “Corporate action” means the action of a domestic corporation.

92A.315.“Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

92A.320.“Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

92A.325.“Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330.“Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

92A.335.“Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340.Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

92A.350.Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360.Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370.Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380.Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A. 120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

92A.390.Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub- subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

92A.400.Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

92A.410. Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

92A.420.Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440.Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

92A.450.Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

92A.460. Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

92A.470.Payment for shares: Shares acquired on or after date of dissenter’s notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

92A.480.Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

92A.490.Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500.Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

VYREX CORPORATION

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 21, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder whose signature appears on the reverse side hereby revokes all previous proxies, acknowledges receipt of the notice of special meeting of stockholders to be held September 23, 2005 and the proxy statement, and appoints G. Dale Garlow and Dr. Sheldon Hendler or either of them the proxy of such stockholder, each with full power of substitution, to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Vyrex Corporation that the stockholder would be entitled to vote, if personally present, at the Special Meeting of Stockholders to be held on Friday, September 23, 2005, at 10:00 a.m. Pacific time, at the Corporate Offices of Vyrex Corporation, 2159 Avenida de la Playa, La Jolla, California 92037, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as specified. If no choice is specified, then this proxy will be voted for each proposal.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. No postage is necessary if mailed in the United States.

See Reverse Side	See Reverse Side

Your vote is important!

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VYREX CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

		For	Against	Abstain
Proposal 1—	To approve and adopt an Agreement and Plan of Merger providing for the merger of Vyrex Corporation into its newly formed wholly-owned subsidiary, Vyrex (Delaware) Corporation, a Delaware corporation, for the purpose of changing the company’s state of incorporation from Nevada to Delaware, as more fully set forth in the accompanying proxy statement.	☐	☐	☐

Proposal 2—	In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder with respect to all shares of common stock of Vyrex Corporation that the stockholder would be entitled to vote, if personally present, at the Special Meeting of Stockholders. If no direction is made, this proxy will be voted “for” Proposal 1. If any other matters properly come before the meeting, the persons named will vote in their discretion.

This proxy card must be signed for your instructions to be executed. Each joint owner should sign. Signatures should correspond with the names printed on this proxy card. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a representative capacity should give full title.

Signature	Date	Signature (Joint Owner)	Date

Title		Title